Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”), made as of the date set forth on the signature page hereto, is between Champions Oncology, Inc., a Delaware corporation (the “Company”), and the other party hereto (the “Purchaser”).

WHEREAS, the Company desires to sell an unsecured convertible promissory note in the form attached hereto as Exhibit A (the “Note”) in the principal amount (the “Principal Amount”) set forth on the signature page hereto, convertible into shares of common stock of the Company (the “Common Stock”);

WHEREAS, on the terms and subject to the conditions set forth herein, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, the Note.

NOW, THEREFORE, in consideration of the mutual promises herein made and in consideration of the representations, warranties, and covenants herein contained, the Purchaser and the Company hereby agree as follows:

ARTICLE I

SALE OF THE Note; CLOSING

1.1           The Note. Subject to all of the terms and conditions hereof, at the Closing (as hereinafter defined), the Company agrees to issue and to sell to the Purchaser, and the Purchaser agrees to purchase, the Note.

1.2           The Closing. The sale and purchase of the Note issued pursuant to Section 1.1 hereof shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Purchaser may determine (the “Closing Date”). At the Closing, the Company shall deliver to the Purchaser the Note, against receipt by the Company from the Purchaser of the Principal Amount (the “Purchase Price”). The Note delivered by the Company at the Closing will be registered in the Purchaser’s name in the Company’s records.

1.3           Sale of Other Note. For the avoidance of doubt, notwithstanding anything to the contrary contained herein, the Purchaser acknowledges that the Company is selling an additional Note to one other purchaser.

1.4           Deliveries at the Closing.

(a)          At the Closing, the Company shall deliver to the Purchaser the Note registered in the name of the Purchaser.

(b)          At the Closing, the Purchaser shall deliver to the Company the Purchase Price for the Note.

ARTICLE II

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

2.1           Conditions to the Obligations of the Purchaser. The obligation of the Purchaser to consummate the transactions to be performed by it in connection with the Closing are, unless otherwise indicated, subject to the satisfaction or waiver by the Purchaser of the following conditions as of the Closing:

(a)          Representations and Warranties. The representations and warranties set forth in this Agreement shall be true, correct and complete in all respects on and as of the Closing Date.

(b)          Absence of Litigation. There shall not be (i) any order of any nature issued by a governmental entity with competent jurisdiction directing that the transactions provided for herein or any aspect of them not be consummated as herein provided or (ii) any proceeding before any governmental entity pending wherein an unfavorable order would prevent the performance of this Agreement or the Note or the consummation of any aspect of the transactions or events contemplated hereby, declare unlawful any aspect of the transactions or events contemplated by this Agreement, cause any aspect of the transactions contemplated by this Agreement to be rescinded or, in the reasonable opinion of the Purchaser, have a material adverse effect on the Company.

(c)          No Consent or Approval Required. No consent, approval or authorization of, or declaration to or filing with, any person or entity is required for the valid authorization, execution and delivery by the Company of the Note or for its consummation of the transactions contemplated hereby or thereby or for the valid authorization, issuance and delivery of the Note or for the valid authorization, reservation, issuance and delivery of the Common Stock issuable upon conversion of the Note, other than those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be, or as may be required by federal and/or state securities laws.

(d)          Corporate Action and Other Proceedings. All corporate action and other proceedings required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing shall have been taken.

(e)          Due Diligence. As of the Closing, the Purchaser shall be satisfied in its sole discretion with the results of its due diligence investigation and review of the Company.

(f)          Concurrent Closings. The closing of the sale of a Note to the other purchaser referred to in Section 1.3 shall have occurred concurrently with the Closing.

2.2           Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions to be performed by it in connection with any Closing are, unless otherwise indicated, subject to the satisfaction or waiver by the Company of the following conditions as of the Closing:

(a)          Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement shall be true, correct and complete in all respects on and as of the Closing Date.

(b)          Documents and Certificates. Each document and any other instrument, certificate or document referred to in Section 1.4 to which the Purchaser is a party shall have been duly executed and delivered by the Purchaser and shall be in full force and effect.

(c)          Payment of Purchase Price. The Purchaser shall have delivered to the Company the Purchase Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

As a material inducement to the Purchaser to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants to the Purchasers as of the date hereof and, except as otherwise specifically provided herein, the Closing Date as follows:

3.1           Authorization.

(a)          The Company has all requisite power and authority to execute and deliver this Agreement and the Note and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such document and all related transactions and to perform its obligations under each such document. Each of this Agreement and the Note has been duly authorized by all necessary action (corporate or otherwise) on the part of the Company, and each such document has been duly executed and delivered by the Company, and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

(b)          The authorization, issuance, sale and delivery of the Note have been duly authorized by all requisite action of the Company’s board of directors and shareholders, including, but not limited to, with respect to conflicts of interest and the Purchaser being an executive officer of the Company. The Note, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Common Stock issuable upon conversion of the Note, when issued, will be validly issued, fully paid and nonassessable.

3.2           Non-contravention. The execution, delivery and performance by the Company of this Agreement and the Note, the consummation of the transactions documented hereby and compliance with the provisions hereof, including the issuance, sale and delivery of the Note have not and shall not, and the issuance, sale and delivery of the Common Stock issuable upon conversion of the Note, shall not, except as specifically contemplated hereby or thereby, (a) violate any law to which the Company or any of its assets is subject, (b) violate any provision of the Company’s Certificate of Incorporation or Bylaws, (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract to which the Company is a party or by which any of the assets of the Company is bound or (d) result in the imposition of any lien upon any of the assets of the Company. Other than federal securities filings and state “blue sky” securities filings, the Company has not been or is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity or any other person for the valid authorization, issuance and delivery of the Note or for the valid authorization, reservation, issuance and delivery of the Common Stock issuable upon conversion of the Note.

3.3           Offering Exemption. Based in part upon and assuming the accuracy of the representations of the Purchaser in Article IV, the offering, sale and issuance of the Note and the Common Stock issuable upon conversion of the Note have been, are, and will be, exempt from registration under the Act, and such offering, sale and issuance is also exempt from registration under applicable state securities and “blue sky” laws. The Company has made or will make all requisite filings and has taken or will take all action necessary to be taken to comply with all federal and state securities or “blue sky” laws applicable to the offering, sale and issuance of the Note and the Common Stock issuable upon conversion of the Note.

3.4           Brokers or Finders. There are no claims for brokerage commissions or finder’s fees or similar compensation in connection with the transactions contemplated by this Agreement or the Note based on any arrangement made by or on behalf of the Company, and the Company agrees to indemnify and hold the Purchaser harmless from and against any costs or damages incurred as a result of any such claim.

ARTICLE IV

Representations and Warranties of THE Purchaser

As a material inducement to the Company to enter into and perform its obligations under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

4.1           Authorization.

The Purchaser has full power and authority to enter into this Agreement and the other documents to which it is a party, and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such document and all related transactions and to perform its obligations under each such document. Each document has been duly authorized by all necessary action (corporate or otherwise) on the part of the Purchaser, and each such document constitutes valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2           Experience. The Purchaser is an accredited investor within the meaning of Regulation D promulgated by the Securities and Exchange Commission under the Act and, by virtue of its experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser has had access to the Company’s senior management and has had the opportunity to conduct such due diligence review as it has deemed appropriate.

4.3           Investment. The Purchaser is acquiring the Note for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof. The Purchaser understands that the Note and the Common Stock issuable upon conversion of the Note have not been registered under the Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations expressed herein.

4.4           Legends. To the extent applicable, each certificate or other document evidencing any of the Note and any Common Stock issued upon conversion of the Note, as the case may be, shall be endorsed with the legend set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, the Purchaser shall not transfer the Note or Common Stock represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

“[THIS SECURITY AND, IF APPLICABLE, THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF]/[THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IN ACCORDANCE WITH THAT CERTAIN NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE OTHER PARTY NAMED THEREIN, AND IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

4.5           Rule 144. The Purchaser acknowledges and understands that it must bear the economic risk of this investment for an indefinite period of time because the Note (and the Common Stock issuable upon conversion of the Note) must be held indefinitely unless subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available. The Purchaser acknowledges and understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

4.6           No Public Market. The Purchaser understands that no public market now exists for the Note and that there is no assurance that a public market will ever exist for the Note.

4.7           Brokers or Finders. There are no claims for brokerage commissions or finder’s fees or similar compensation in connection with the transactions contemplated by this Agreement or the Note based on any arrangement made by or on behalf of the Purchaser, and the Purchaser agrees to indemnify and hold the Company harmless from and against any costs or damages incurred as a result of any such claim.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1           Restrictions on Transfer of the Note and Common Stock. The Note and the Common Stock issuable upon conversion thereof may be sold, transferred, assigned, pledged, distributed, encumbered or otherwise disposed of, either voluntarily or involuntarily, directly or indirectly, only in accordance with applicable law.

5.2           Transaction Expenses and Taxes. The Company shall pay its own expenses and the expenses of Purchaser, including any legal fees and expenses, arising in connection with the negotiation and execution of this Agreement, the Note and the other documents, the related due diligence and the consummation of the transactions contemplated hereby and thereby.

ARTICLE VI

Miscellaneous

6.1           No Third Party Beneficiaries. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

6.2           Entire Agreement. This Agreement, the Note and the other documents contemplated hereby constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among such parties, written or oral, that may have related in any way to the subject matter of any document, including, without limitation, any term sheet or letter of intent, between the Company and the Purchaser.

6.3           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party hereto.

6.4           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

6.5           Notices. All notices, requests, demands, claims, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties hereto at the following respective addresses (or at such other address for any such party as shall be specified by like notice):

If to the Company, to:

Champions Oncology, Inc.

One University Plaza, Suite 307

Hackensack, NJ 07601

Attention: David Sidransky

with a copy to:

Epstein, Becker & Green, P.C.

1227 25th Street NW, Suite 700

Washington, DC 20037

Attention:         Christopher M. Locke, Esq.

If to the Purchaser, to the address set forth for the Purchaser on the signature page attached hereto.

All such notices and other communications shall be deemed to have been given and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of delivery by nationally recognized overnight courier, on the third business day following dispatch, and (c) in the case of mailing, on the seventh business day following such mailing.

6.6           Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

6.7           Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Purchaser. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

6.8           Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

6.9           Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any such party.

6.10         Interpretation. Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP. As used in this Agreement (including the Exhibits and amendments hereto and thereto), the masculine, feminine and neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires. References to Articles and Sections refer to articles and sections of this Agreement. Similarly, references to Exhibits refer to the exhibits attached to this Agreement. Unless the content requires otherwise, words such as “hereby,” “herein,” “hereinafter,” “hereof,” “hereto,” “hereunder” and words of like import refer to this Agreement. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

6.11         Independence of Covenants and Representations and Warranties. All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder.

6.12         Remedies. The parties hereto shall each have and retain all other rights and remedies existing in their favor at law or equity, including, without limitation, any actions for specific performance and/or injunctive or other equitable relief (including, without limitation, the remedy of rescission) to enforce or prevent any violations of the provisions of this Agreement.

6.13         Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.14         Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year written below.

CHAMPIONS ONCOLOGY, INC.

By:
Name: David Sidransky
Title: Chairman of the Board of Directors

THE PURCHASER:

Signature

Name (please print)

Address

City, State, Zip Code

$1,000,000
Principal amount of Note

December 1, 2014
Date

Signature Page to Note Purchase Agreement

EXHIBIT A

FORM OF NOTE